Filed with Securities and Exchange Commission November 15, 1996


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):

                                October 31, 1996
-------------------------------------------------------------------------------


                                Informedics, Inc.
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             (Exact name of registrant as specified in its charter)


     Oregon                           2-86360                  93-0750571
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(State or other jurisdiction    (Commission File No.)      (IRS Employer
 of incorporation)                                          Identification No.)


 4000 Kruse Way Place, Bldg 3, Suite 210, Lake Oswego, OR       97035
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:

                                 (503) 697-3000
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                                       N/A
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

     As disclosed in a press release filed with the Securities and Exchange Commission on October 8, 1996 on Form 8-K, Informedics, Inc. ("Informedics") sold its ClinicManager practice management product line to Adaptive Health Systems of Washington, Inc. ("Adaptive") effective October 31, 1996.

     The sale occurred pursuant to an Asset Purchase Agreement between Informedics and Adaptive dated as of September 30, 1996 (the "Asset Purchase Agreement"). The assets sold include the ClinicManager software, together with certain associated copyrights, trademarks, customer lists and contract rights.

     The purchase price for the assets was $500,000, a sum determined by negotiation between the parties. Adaptive paid $50,000 in cash at closing, and the balance will be paid in deferred payments over 60 months, subject to certain adjustments and possible acceleration as provided in the Asset Purchase Agreement.

     The foregoing description of the Asset Purchase Agreement is qualified in its entirety by reference to the copy of same attached hereto as Exhibit 2.1.


Item 7.  Financial Statements and Exhibits.                            Page
                                                                       ----

     (a) Financial Statements of Businesses Acquired.

         Inapplicable

     (b) Pro Forma Financial Information.                                6

     The following pro forma information pertaining to the Company and the ClinicManager product line is filed herewith:

          Pro Forma Unaudited Balance Sheet as of July 31, 1996          7

          Pro Forma Unaudited Statement of Operations for the
          fiscal year ended October 31, 1995                             9

          Pro Forma Unaudited Statement of Operations for the
          Nine Months ended July 31, 1996                               10

          Notes to Pro Forma Financial Statements (Unaudited)           11

     (c) Exhibits.

     The following exhibits are being filed herewith:

         2.1  Asset Purchase Agreement dated as of September 30,
              1996, between Informedics and Adaptive (omitting
              all exhibits*).                                           13

         2.2  Addendum to Asset Purchase Agreement dated as of
              September 30, 1996.                                       29

* A list of all exhibits is provided with the Asset Purchase Agreement. The undersigned Registrant hereby agrees to furnish supplementally to the Commission a copy of any omitted exhibit to the Asset Purchase Agreement upon request.


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   INFORMEDICS, INC.




Date: November 15, 1996            By:/s/ Dale E. Conner
                                      ----------------------------------------
                                      Dale E. Conner
                                      Vice President and Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.                                                             Page
-----------                                                             ----

2.1          Asset Purchase Agreement, dated as of September 30,
             1996, between Informedics and Adaptive
             (omitting all exhibits*).                                   13

2.2          Addendum to the Asset Purchase Agreement dated as
             of September 30, 1996.                                      29

* A list of all exhibits is provided with the Asset Purchase Agreement. The undersigned Registrant hereby agrees to furnish supplementally to the Commission a copy of any omitted exhibit to the Asset Purchase Agreement upon request.

                         PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)

On October 31, 1996, Informedics, Inc. (the "Company") sold its ClinicManager product line to Adaptive Health Systems of Washington, Inc. ("Adaptive") for $500,000. Under the terms of the sale, Adaptive paid the Company $50,000 at closing and is required to pay the remaining balance in 60 equal payments of $7,500 per month, subject to acceleration based upon certain events as described in the Asset Purchase Agreement. In addition to acquiring the software and certain fixed assets associated with the ClinicManager product line, Adaptive extended offers of employment to ten employees of the Company who provide customer service to the ClinicManager customers.

The following unaudited pro forma financial statements for the Company have been prepared based upon certain pro forma adjustments to the historical financial statements. The pro forma financial statements should be read in conjunction with the notes thereto and the historical financial statements of the Company.

The accompanying pro forma balance sheet as of July 31, 1996 has been prepared as if the sale of the Company's ClinicManager product line to Adaptive was consummated as of that date. The accompanying pro forma statements of operations for the year ended October 31, 1995 and the nine months ended July 31, 1996 have been prepared as if the sale to Adaptive was consummated as of November 1, 1994.

The pro forma financial statements do not purport to be indicative of the results which would actually have been obtained had the sale to Adaptive been completed on the dates indicated or which may be obtained in the future.

                            PRO FORMA BALANCE SHEET
                                  (Unaudited)

                                                       July 31, 1996
                                         --------------------------------------
                                                        Pro Forma
                                          Historical   Adjustments   Pro Forma
                                         -----------   -----------  -----------
ASSETS:
Cash                                     $   349,369   $    45,930  $   395,299
Accounts Receivable, less allowance
  for doubtful accounts of $46,964           666,343             -      666,343
Inventories, Prepaid Expenses
  and Other Current Assets                    78,054        (5,000)      73,054
Income Taxes Receivable                       57,746             -       57,746
Deferred Income Taxes                        213,435             -      213,435
Current Portion of Long-Term
  Accounts Receivable                         11,928             -       11,928
Current Portion of Note Receivable                 -        87,218       87,218
                                         -----------   -----------  -----------
Total Current Assets                       1,376,875       128,148    1,505,023
                                         -----------   -----------  -----------

Fixed Assets, Net                            246,310        (3,355)     242,955
Long-Term Accounts Receivable                 45,724             -       45,724
Note Receivable                                    -       273,549      273,549
Software Development Costs, Net              595,210      (245,678)     349,532
Purchased Software, Covenants
  Not to Compete and Other Assets             67,889             -       67,889
Deferred Income Taxes                        589,495        (3,337)     586,158
                                         -----------   -----------  -----------
                                         $ 2,921,503   $   149,327  $ 3,070,830
                                         ===========   ===========  ===========

LIABILITIES & STOCKHOLDERS' EQUITY:
Accounts Payable and Accrued Expenses    $   351,449   $     1,930  $   353,379
Revolving Line of Credit                     100,000             -      100,000
Deferred Revenue                           1,409,137             -    1,409,137
Current Portion of Deferred Gain on
  Sale of Assets                                   -        43,407       43,407
Current Portion of Deferred Rent              13,033             -       13,033
                                         -----------   -----------  -----------
Total Current Liabilities                  1,873,619        45,337    1,918,956

Deferred Gain on Sale of Assets                    -        98,629       98,629
Deferred Rent                                 33,669             -       33,669
                                         -----------   -----------  -----------
Total Liabilities                          1,907,288       143,966    2,051,254

Preferred Stock, $0.01 par value:
  authorized 5,000,000 shares; no
  shares outstanding                               -             -

Common Stock, $0.01 par value:
  authorized 15,000 shares; shares
  outstanding 2,647,193                       26,472             -       26,472

Capital in Excess of Par Value             1,911,416             -    1,911,416
Note Receivable from Stockholder             (22,000)            -      (22,000)
Accumulated Deficit                         (901,673)        5,361     (896,312)
                                         -----------   -----------  -----------
Total Stockholders' Equity                 1,014,215         5,361    1,019,576
                                         -----------   -----------  -----------
TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY                   $ 2,921,503   $   149,327  $ 3,070,830
                                         ===========   ===========  ===========


            See accompanying notes to pro forma financial statements

                       PRO FORMA STATEMENT OF OPERATIONS
                                  (Unaudited)

                                               Year Ended October 31, 1995
                                         --------------------------------------
                                                        Pro Forma
                                          Historical   Adjustments   Pro Forma
                                         -----------   -----------  -----------

REVENUE:
Product Sales                            $ 1,908,079   $  (414,784) $ 1,493,295
Customer Service and Support               3,243,468      (530,204)   2,713,264
                                         -----------   -----------  -----------
Total Revenue                              5,151,547      (944,988)   4,206,559
                                         -----------   -----------  -----------

COSTS AND EXPENSES:
Cost of Products Sold                        734,857      (259,151)     475,706
Cost of Customer Service and Support       2,757,960      (789,932)   1,968,028
Selling & Administrative Expenses          1,999,094      (446,818)   1,552,276
Depreciation & Amortization                1,642,541      (302,143)   1,340,398
                                         -----------   -----------  -----------
Total Costs and Expenses                   7,134,452    (1,798,044)   5,336,408
                                         -----------   -----------  -----------
Operating Loss                            (1,982,905)      853,056   (1,129,849)
                                         -----------   -----------  -----------

OTHER INCOME (EXPENSE):
Interest Expense                                (901)            -         (901)
Interest Income                               53,441        41,740       95,181
Gain on Sale of Assets                             -        36,300       36,300
Other Expense                                 (9,411)            -       (9,411)
                                         -----------   -----------  -----------
Total Other Income                            43,129        78,040      121,169
                                         -----------   -----------  -----------
LOSS BEFORE INCOME TAXES                  (1,939,776)      931,096   (1,008,680)

INCOME TAX BENEFIT                          (762,286)      357,168     (405,118)
                                         -----------   -----------  -----------
NET LOSS                                 $(1,177,490)  $   573,928  $  (603,562)
                                         ===========   ===========  ===========


            See accompanying notes to pro forma financial statements

                       PRO FORMA STATEMENT OF OPERATIONS
                                  (Unaudited)

                                             Nine Months Ended July 31, 1996
                                         --------------------------------------
                                                        Pro Forma
                                          Historical   Adjustments   Pro Forma
                                         -----------   -----------  -----------
REVENUE:
Product Sales                            $ 1,173,945   $  (382,234) $   791,711
Customer Service and Support               2,659,892      (424,330)   2,235,562
                                         -----------   -----------  -----------
Total Revenue                              3,833,837      (806,564)   3,027,273
                                         -----------   -----------  -----------

COSTS AND EXPENSES:
Cost of Products Sold                        538,563      (262,441)     276,122
Cost of Customer Service and Support       2,190,275      (637,817)   1,552,458
Selling & Administrative Expenses          1,548,580      (314,070)   1,234,510
Depreciation & Amortization                  338,733       (11,996)     326,737
                                         -----------   -----------  -----------
Total Costs and Expenses                   4,616,151    (1,226,324)   3,389,827
                                         -----------   -----------  -----------
Operating Loss                              (782,314)      419,760     (362,554)
                                         -----------   -----------  -----------

OTHER INCOME (EXPENSE):
Interest Expense                                  (7)            -           (7)
Interest Income                               11,652        41,988       53,640
Gain on Sale of Assets                             -        18,493       18,493
Other Expense                                    (71)            -          (71)
                                         -----------   -----------  -----------
Total Other Income                            11,574        60,481       72,055
                                         -----------   -----------  -----------

LOSS BEFORE INCOME TAXES                    (770,740)      480,241     (290,499)

INCOME TAX BENEFIT                          (292,893)      184,220     (108,673)
                                         -----------   -----------  -----------
NET LOSS                                 $  (477,847)  $   296,021  $  (181,826)
                                         ===========   ===========  ===========

            See accompanying notes to pro forma financial statements

                     NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)

The following adjustments were made to the historical financial statements to arrive at the pro forma financial statements:

Cash. Reflects the down payment of $50,000 less payment of accrued vacation to employees who were hired by Adaptive.

Inventories, prepaid expenses and other current assets. Reflects a decrease in inventories resulting from estimated write-down of inventory related to the ClinicManager product line.

Current portion of notes receivable and notes receivable. Reflects the present value of the payments due from Adaptive in future periods. Under the Agreement, Adaptive is required to pay the Company $7,500 per month for sixty months or $450,000. The notes receivable balance at July 31, 1996 represents the present value of such payments, assuming an interest rate of 9.25% (the current borrowing rate of the Company). If certain events occur in future periods, the payment terms will be accelerated to where the purchase price of $500,000 is due from Adaptive within one year from the date of the sale.

Fixed assets, net. Reflects the elimination of the fixed assets sold to Adaptive.

Software development costs, net. Reflects the reduction in capitalized software development costs for the ClinicManager software sold to Adaptive.

Deferred income taxes. Reflects the reduction in the tax net operating loss carryforward resulting from the gain on the initial down payment received from Adaptive, offset by the write-down of inventories as previously discussed.

Accounts payable and accrued expenses. Increase resulting from accrual of estimated selling expenses, offset by a reduction in accrued vacation pay as discussed in "Cash" above.

Deferred gain on sale of assets. Increase resulting from using the installment method for recognizing the gain on the sale of assets to Adaptive. Based upon the current financial condition of Adaptive and the extended payment terms of the sale, there is no reasonable basis for estimating the degree of collectibility.

Accumulated deficit. Decrease resulting from the after-tax recognition of the gain on the sale of assets to Adaptive, offset by the write-down of the inventory, as discussed above.

Total revenue. Reflects elimination of product sales and customer service and support revenue that was generated by the ClinicManager product line.

Cost of products sold. Reflects elimination of the costs associated with product sales that were generated by the ClinicManager product line.

Cost of customer service and support. Reflects the elimination of direct expenses, salaries and related costs, associated with providing customer service and support for the ClinicManager product line.

Selling and administrative expenses. Reflects the elimination of direct expenses, salaries and related costs, associated with sales and administration of the ClinicManager product line. Certain overhead expenses that were allocated to the ClinicManager product line, such as rent, were not entirely eliminated, as such expenses will continue to be incurred by the Company.

Depreciation and amortization. Reflects the decrease in depreciation and amortization of the fixed assets, software development costs and purchased software that were sold to Adaptive.

Interest income. Reflects additional interest income from funds generated from the improvement in the Company's operating results and from the sale of certain assets to Adaptive.

Gain on sale of assets. Reflects the gain from the sale of certain assets to Adaptive, accounted for under the installment method, as discussed in "Deferred gain on sale of assets" above.

Income tax benefit. Reflects the income tax effect of the pro forma adjustments to the statement of operations using the Company's statutory tax rate.